                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                ----------------

      Date of Report (Date of earliest event reported): September 28, 2000

                            DAIN RAUSCHER CORPORATION
             (Exact name of registrant as specified in its charter)



           Delaware                       1-8186              41-1228350
(State or other jurisdiction of  (Commission File Number)  (I.R.S. Employer
       incorporation)                                      Identification No.)

           Dain Rauscher Plaza
          60 South Sixth Street                                55402-4422
            Minneapolis, MN
(Address of principal executive offices)                       (Zip Code)

                                 (612) 371-2711
              (Registrant's telephone number, including area code)

                                 Not Applicable
         (Former name or former address, if changed since last report.)

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ITEM 5. OTHER EVENTS

         On September 28, 2000, Dain Rauscher Corporation ("Dain Rauscher"), Royal Bank of Canada ("RBC") and Viking Merger Subsidiary, Inc. ("Viking"), a wholly owned subsidiary of RBC, entered into an Agreement and Plan of Merger (the "Merger Agreement"), pursuant to which RBC agreed to acquire Dain Rauscher and Dain Rauscher stockholders would receive U.S. $95.00 per share. Attached hereto and incorporated herein by reference in its entirety as Exhibit 99.1 is a copy of the Merger Agreement.

         In connection with the Merger Agreement, Dain Rauscher and RBC entered into a Stock Option Agreement, by which RBC was granted the option to purchase up to 19.9% of its outstanding common stock of Dain Rauscher. Attached hereto and incorporated herein by reference in its entirety as
Exhibit 99.2 is a copy of the Stock Option Agreement.

         In connection with the Merger Agreement, Dain Rauscher amended its Rights Agreement, dated April 30, 1997, pursuant to Amendment No. 1 to
Rights Agreement, dated September 27, 2000. Attached hereto and incorporated herein by reference in its entirety as Exhibit 99.3 is a copy of the Amendment No. 1 to Rights Agreement.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

   (c)  EXHIBITS.


        EXHIBIT NUMBER     DESCRIPTION
        --------------     ------------
            99.1           Agreement and Plan of Merger, dated as of
                           September 28, 2000, by and among Dain Rauscher
                           Corporation, Royal Bank of Canada and Viking
                           Merger Subsidiary, Inc.

            99.2           Stock Option Agreement, dated as of
                           September 28, 2000, by and between Dain
                           Rauscher Corporation and Royal Bank of
                           Canada.

            99.3           Amendment No. 1 to Rights Agreement, dated as of
                           September 27, 2000, by and between Dain Rauscher
                           Corporation and Wells Fargo Bank Minnesota, N.A..

SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  DAIN RAUSCHER CORPORATION
DATE: September 29, 2000
                                  By: /s/ David J. Parrin

                                          David J. Parrin
                                          Executive Vice President and
                                           Chief Financial Officer


                                       3
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                                INDEX TO EXHIBITS


EXHIBIT NUMBER                DESCRIPTION
--------------                ------------
    99.1                      Agreement and Plan of Merger, dated as of
                              September 28, 2000, by and among Dain Rauscher
                              Corporation, Royal Bank of Canada and Viking
                              Merger Subsidiary, Inc.

    99.2                      Stock Option Agreement, dated as of
                              September 28, 2000, by and between Dain
                              Rauscher Corporation and Royal Bank of
                              Canada.

    99.3                      Amendment No. 1 to Rights Agreement, dated as of
                              September 27, 2000, by and between Dain Rauscher
                              Corporation and Wells Fargo Bank Minnesota, N.A.